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EXHIBIT 10.19


                          OGS ORDER AND AMENDMENT NO. 1
                                       TO
                        ORBIMAGE GROUND STATIONS CONTRACT
                            CONTRACT NO. OGS-99-02-01

     OGS ORDER AND AMENDMENT NO. 1 TO ORBIMAGE GROUND STATIONS CONTRACTS NO.OGS-99-02-01 (this "Amendment") is made and entered into as of the 10th day of August 1999 by and between MACDONALD, DETTWILER AND ASSOCIATES LTD., a Canadian corporation ("MacDonald Dettwiler"), and Orbital Imaging Corporation, a Delaware corporation ("ORBIMAGE").

                                    RECITALS

     WHEREAS, ORBIMAGE and MacDonald Dettwiler are parties to that certain ORBIMAGE Ground Stations Contract No. OGS-99-02-01 dated May 26, 1999, pursuant to which MacDonald Dettwiler has agreed to deliver a series of OGS Systems and options meeting certain agreed technical and other specifications at an agreed price, subject to final agreement of the parties with respect to each OGS System ordered by ORBIMAGE ("the OGS Contract"); and

     WHEREAS, in connection with the OGS Contract, MacDonald Dettwiler submitted to ORBIMAGE that certain Order Specification Document No. 01-2477-5 dated August 10, 1999 (the "NTT Data OSD"), setting forth MacDonald Dettwiler's proposal to deliver an OGS System to ORBIMAGE under the OGS Contract (the "NTT Data OGS"), which proposal includes an option for an OrbView-3 Update Acceptance Test at a FFP amount of [*CONFIDENTIAL TREATMENT REQUESTED*] (the "OrbView-3 Update); and

     WHEREAS, ORBIMAGE desires to exercise CLINs 0005, 0009 and 0011 of Exhibit B of the OGS Contract and the OrbView-3 Update for the delivery of the NTT Data OGS; and

     WHEREAS, MacDonald Dettwiler is prepared to deliver the NTT Data OGS on the terms and conditions of the OGS Contract, as modified by the NTT Data OSD and this Amendment; and

     WHEREAS, the parties desire to amend certain provisions of the OGS Contract as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


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ARTICLE 1.  NTT DATA OGS ORDER

     (a) ORBIMAGE hereby exercises (i) CLINs 0005, 0009 and 0011 of Exhibit B of the OGS Contract, as modified by the NTT Data OSD and this Amendment, (ii) the OrbView-3 Update, and (iii) the addition of CLIN 0005a, for the delivery of the NTT Data OGS. MacDonald Dettwiler hereby acknowledges the foregoing and agrees to deliver the NTT Data OGS on the terms and conditions of the OGS Contract, as modified by the NTT Data OSD and this Amendment. The NTT Data OSD is incorporated into the OGS Contract by this reference solely for purposes of the delivery of the NTT Data OGS.

     (b) Notwithstanding the schedule set forth in Section 3 of the NTT Data OSD and GC-5 and GC-12 of Exhibit A to the OGS Contract, (i) title to the NTT Data OGS (including the OrbView-3 Update) shall pass to ORBIMAGE upon the issuance of the OrbView-3 Update Acceptance Certificate, and (ii) the Warranty Period for the NTT Data OGS (including the OrbView-3 Update) shall commence upon issuance of the OrbView-3 Update Acceptance Certificate. The parties acknowledge that the CLIN 0005 FFP amount set forth in Article 1(c) below does not include the costs of deferring the start date of the Warranty Period, as described in item (ii) of the forgoing sentence (the "Deferral of Warranty"). MacDonald Dettwiler and ORBIMAGE agree that they shall negotiate in good faith to promptly (but in no event later than October 6, 1999) agree upon a commercially reasonable amount and payment terms for the foregoing modification, Deferral of Warranty, which amount shall be added as CLIN 0005a.

     (c)    Notwithstanding the FFP for CLIN 0005 set forth in Exhibit B,
Section 2.0 of the OGS Contract, the CLIN 0005 FFP for the NTT Data OGS shall be [*CONFIDENTIAL TREATMENT REQUESTED*], plus the additional amount agreed upon pursuant to Article 1(b) above which will be added as CLIN 0005a. The foregoing price of [*CONFIDENTIAL TREATMENT REQUESTED*] and the schedule set forth in
Section 3 of the NTT Data OSD are only valid if ORBIMAGE exercises CLIN 0001c on or before October 6, 1999.

     (d) For the avoidance of doubt, the total price payable by ORBIMAGE for the delivery of the NTT Data OGS, consisting of CLINs 0005, 0005a, 0009, 0011 and the OrbView-3 Update, and subject to the provisions of 1(b) and 1(c) above, is set forth below:

     [*CONFIDENTIAL TREATMENT REQUESTED*]


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     (e)    Notwithstanding Section 4.2 of Exhibit B to the OGS Contract, the
NTT Data OGS payment terms for CLINs 0005 and 0009 shall be as follows (and the percentage amounts set forth in Section 4.2.1 shall be modified consistent with the percentage amounts set forth below):

[*CONFIDENTIAL TREATMENT REQUESTED*]

     (f)    [*CONFIDENTIAL TREATMENT REQUESTED*]

            (g)    [*CONFIDENTIAL TREATMENT REQUESTED*]


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     (h)    Pursuant to Exhibit A, GC-3 of the OGS Contract, ORBIMAGE and
MacDonald Dettwiler hereby designate their respective authorized representatives for the NTT Data OGS, as follows:

DESCRIPTION                         FOR MACDONALD DETTWILER                 FOR ORBIMAGE
--------------------------------    ------------------------------------    -----------------------------------
Name:                               Mauro Sartori                           Ron Huber
--------------------------------    ------------------------------------    -----------------------------------
Address:                            13800 Commerce Parkway                  21700 Atlantic Blvd
                                    Richmond, B.C. V6V 2J3                  Dulles, VA 20166
--------------------------------    ------------------------------------    -----------------------------------
Phone:                              (604) 231-2725                          (703) 406-5294
--------------------------------    ------------------------------------    -----------------------------------
Facsimile:                          (604) 278-0531                          (703) 404-8061
--------------------------------    ------------------------------------    -----------------------------------
Email:                              Ms@mda.com                              Huber.ron@orbimage.com
--------------------------------    ------------------------------------    -----------------------------------
Description and Scope of            Project Manager responsible for         Project Manager responsible for
Authority:                          management and execution of NTT         management and execution of NTT
                                    Data OGS Project                        Data OGS Project
--------------------------------    ------------------------------------    -----------------------------------


ARTICLE 2.  AMENDMENTS TO EXHIBIT A OF THE OGS CONTRACT

     (a) For the purposes of the NTT Data OSD only, the parties hereby agree to add the defined term "SAT 'A'" to GC-1 of Exhibit A, which term shall have the same meaning as the definition of OSAT contained in
            Article 4.12.2.4 of Exhibit C, with the exception of using simulated data instead of live data, and excluding the OrbView-3 Update. Verification of SAT 'A' will be the issuance of the OSAT Certificate.

     (b) For the purposes of the NTT Data OSD only, the parties hereby agree to add the defined term "SAT 'B'" to GC-1 of Exhibit A, which term shall mean the Update Acceptance Test (UAT) conducted for the OrbView-3 Update. Verification of SAT 'B' will be the issuance of the UAT Certificate with respect to the OrbView-3 Update.


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ARTICLE 3.  AMENDMENTS TO EXHIBIT B OF THE OGS CONTRACT

     (a) The parties hereby amend the table set forth in Exhibit B, Section 2 of the OGS Contract by deleting said table in its entirety and replacing it with the following (which amendment incorporates the new CLIN 0005 for the NTT Data OGS set forth above):

         [*CONFIDENTIAL TREATMENT REQUESTED*]

     (b) The parties hereby amend the second paragraph of Section 3, Exhibit B of the OGS Contract by deleting said paragraph in its entirety and replacing it with the following:

         [*CONFIDENTIAL TREATMENT REQUESTED*]


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ARTICLE 4.  MISCELLANEOUS

     (a) Capitalized terms not otherwise defined herein shall have the meaning set forth in the OGS Contract.

     (b) Except as expressly modified or amended hereby, all of the terms and conditions of the Contract shall remain in full force and effect.

     (c) This Amendment may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this OGS Order and Amendment No. 1 to the OGS Contract to be executed as of the date first written above.

MACDONALD, DETTWILER AND                       ORBITAL IMAGING CORPORATION
ASSOCIATES LTD.


------------------------------                 ------------------------------
Signature                                      Signature

------------------------------                 ------------------------------
Name                                           Name

------------------------------                 ------------------------------
Title                                          Title


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